Loss Per Share - Schedule of Basic and Diluted Loss per Share (Detail) - Common shares [Member] - USD ($) $ / shares in Units, $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021
Earnings Per Share [Line Items]
Net loss attributable to shareholders	$ (32,798)	$ (19,144)	$ (44,599)	$ (39,148)
Weighted average number of common shares outstanding	83,884,893	75,809,484	82,916,093	72,211,911
Basic and diluted loss per share	$ (0.39)	$ (0.25)	$ (0.54)	$ (0.54)